SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

BLAST ENERGY SERVICES, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

14550 Torrey Chase Blvd., Suite 330
Houston, Texas 77014
___________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 20, 2010
___________________________

TO OUR SHAREHOLDERS:

Notice is hereby given that the 2010 Annual Meeting of Shareholders of Blast Energy Services, Inc. (“Blast” or the “Company”) will be held at the Company’s principal office location, 14550 Torrey Chase Blvd., Suite 330, Houston, Texas 77014, on Monday, December 20, 2010 at 10:00 a.m., local time (the “Meeting”), for the purposes set forth in this Notice.

The Meeting is for the purpose of considering and voting upon the following proposals:

1.
The election of three (3) directors to our Board of Directors (the “Board”), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal;

2.	The ratification of GBH CPAs, PC, as the Company’s independent auditors, for the fiscal year ended December 31, 2010; and

3.	To transact such other business as may properly come before the Meeting.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned.  Only shareholders of record as of the close of business on October 29, 2010 (the “Record Date”) are entitled to notice of and to vote at the Meeting in person or by proxy.  However, our stock transfer books will remain open subsequent to the record date. On the following pages is a Proxy Statement to which your attention is invited.

This year, instead of mailing a printed copy of our proxy materials (including our annual report) to each stockholder of record, we have decided to provide access to these materials via the Internet. This delivery method reduces the amount of paper necessary to produce these materials, as well as the costs associated with printing and mailing these materials to all stockholders. Accordingly, on November 10, 2010, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of October 29, 2010, and will also post our proxy materials on our website as described in the Notice. As explained in greater detail in the Notice, all stockholders may access our proxy materials on our website or at www.iproxydirect.com/BESV, or may request a printed set of our proxy materials. In addition, the Notice and website provide information on how to request to receive all future proxy materials in printed form or electronically.

By Order of the Board of Directors

/s/ John A. MacDonald

John A. MacDonald
Secretary

Houston, Texas
November 5, 2010

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, AND SUBMIT ELECTRONICALLY THE ENCLOSED PROXY.  IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY.  YOUR PROXY MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO EXERCISE.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 20, 2010. Our Proxy Statement and Annual Report to Shareholders are available at www.iproxydirect.com/BESV.

PROXY STATEMENT

ANNUAL MEETING OF BLAST SHAREHOLDERS
TO BE HELD ON DECEMBER 20, 2010

INTRODUCTORY STATEMENT

This Proxy Statement and accompanying Proxy Card are furnished in connection with a solicitation of Proxies by the Board Directors of Blast Energy Services, Inc. (the “Company” or “Blast”) for use at the 2010 Annual Meeting of Shareholders of the Company (the “Meeting”), to be held at:

Blast Energy Services, Inc.
14550 Torrey Chase Blvd., Suite 330
Houston, Texas 77014
December 20, 2010, at 10:00 a.m., local time,

for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Shareholders of record at the close of business on October 29, 2010 (the “Record Date”) will be entitled to receive notice of and to vote at the meeting. Each share of common stock and each share of Series A Convertible Preferred Stock outstanding as of the record date are entitled to one vote for each matter submitted to a vote at the Meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or fax directed to the Company. Any such revocation must show the shareholder's name and must be received prior to the commencement of the Meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given.

This year, instead of mailing a printed copy of our proxy materials (including our annual report) to each stockholder of record, we have decided to provide access to these materials via the Internet. This delivery method reduces the amount of paper necessary to produce these materials, as well as the costs associated with printing and mailing these materials to all stockholders. Accordingly, on November 10, 2010, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of October 29, 2010, and will also post our proxy materials on our website as described in the Notice. As explained in greater detail in the Notice, all stockholders may access our proxy materials on our website or at www.iproxydirect.com/BESV, or may request a printed set of our proxy materials.

Shareholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a shareholder of record. As such, you may vote in person at the meeting or by proxy. Whether or not you plan to attend the meeting, you are encouraged to submit electronically the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the notification of the internet availability of such materials) are required to be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Shareholders Sharing the Same Address
The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries e.g., brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process potentially means extra convenience for shareholders and cost savings for companies. Shareholders sharing a same address may either contact the Company, or contact their broker, as applicable to request single or multiple proxy statement and annual report delivery, as desired.

Cost of Proxy Solicitation
The cost of solicitation may be borne by Blast.  We may reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common or preferred stock. In addition to solicitation by mail, our directors and officers may solicit Proxies personally, without additional compensation.

VOTING AND RELATED MATTERS

Quorum Requirement
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the voting power of the outstanding shares are represented by shareholders present at the meeting or by proxy. On the Record Date, there were 66,759,238 shares of common stock issued and outstanding, which number does not include 1,150,000 shares allocated but not yet issued from our approved class action settlement from 2005 (which shares will not be eligible to be voted at the meeting) and 6,000,000 shares of Series A Convertible Preferred Stock, and as such, there were 72,759,238 shares entitled to vote. Your shares will be counted towards the quorum only if a valid proxy is submitted, you are present at the meeting or you vote your shares at the meeting or pursuant to the internet voting instructions provided below. Abstentions and broker non-votes will be counted in determining a quorum.

Proposal Approval Requirements
For each of the above matters, shareholders may vote “For”, “Against” or “Abstain”.  Directors must be elected by an affirmative vote of a plurality of the shares present and entitled to vote at the meeting. Each other Proposal must be approved by an affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Vote Counting
Votes will be counted by the inspector appointed for the Meeting and the Company’s internet voting election inspector Issuer Direct, who will separately count “For”, “Against”, abstentions and broker non-votes. Abstentions and non-votes will not be counted in favor of any Proposal.

Voting Results
Preliminary voting results will be announced at the Meeting. Final voting results will be reported by the Company in a Form 8-K filing, filed with the SEC within four business days of the Meeting date.

ACTION TO BE TAKEN UNDER PROXIES

Proxies in the accompanying form that are properly executed and returned will be voted at the Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated by the shareholder with respect to a specific matter will be voted as follows with respect to such matter: (1) “FOR” the election of the slate of three persons named as management's nominees for election to our Board of Directors (the “Board”); (2) "FOR" the ratification of the appointment of GBH CPAs, PC as the Independent Public Accountant for the fiscal year ended December 31, 2010; and (3) “FOR” the transaction of any other business to come before the Meeting, in the discretion of the holders of such proxies.

SHAREHOLDER PROPOSALS

In accordance with Rule l4a-8 under the Securities Exchange Act of 1934, as amended, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders meeting. Information concerning such proposals must be submitted to us for inclusion in our proxy statement. Such proposals for inclusion in our proxy materials relating to our Annual Meeting planned for 2011 must be received by us not later than January 31, 2011.

OTHER BUSINESS

As of the date of this Proxy Statement, we have no knowledge of any business, other than previously described herein, which should be presented for consideration at the Meeting. In the event that any other business is presented at the Meeting, we intend that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common or preferred stock for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS

Internet Availability of Proxy Statement Materials and Annual Report

Pursuant to the rules adopted by the Securities and Exchange Commission, which is referred herein as the “SEC” the Company is required to provide access to our Proxy Statement and Form 10-K Annual Report (the “Proxy Statement Materials”) via the Internet. Accordingly, we are furnishing Proxy Statement Materials to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. The Company believes that this new process should expedite stockholders’ receipt of materials, lower the costs incurred by the Company for the Meeting and help to conserve natural resources.

On or about November 10, 2010 (which date is at least forty (40) days prior to the Meeting), we will mail to our stockholders a Notice of Internet Availability of Proxy Statement Materials (the “Notice ”), in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Statement Materials for the Shareholder Meeting To Be Held on December 20, 2010”, which contains instructions on how to access and review the Proxy Statement Materials, including this Proxy Statement and our Annual Report on Form 10-K, on a website referred to in such notice (and provided below). The Notice also contains instructions on how to receive a paper copy of the Proxy Statement Materials and how to instruct us to send future information and proxy Statement materials to stockholders electronically by email. Any stockholder’s election to receive the information statement or proxy materials by email will remain in effect until such stockholder terminates the request. If you receive a Notice of Internet Availability of Proxy Statement Materials by mail, you will not receive a printed copy of the Proxy Statement Materials unless you request one. If you received a Notice of Internet Availability of Proxy Statement Materials by mail and would like to receive a printed copy of our Proxy Statement Materials, currently or on an ongoing basis, please follow the instructions included in the Notice of Internet Availability of Proxy Statement Materials, which are also provided below.

This Proxy Statement will be available at www.iproxydirect.com/BESV on or about November 10, 2010, to all stockholders entitled to vote at the Meeting. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 will be made available at www.iproxydirect.com/BESV concurrently with these Proxy Statement Materials.

Only one Notice is being delivered to two or more stockholders who share an address unless the Company receives contrary instructions from one or more of the stockholders.  The Company will promptly deliver upon written or oral request a separate copy of the Notice, this Proxy Statement or the Annual Report, to a stockholder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Notice, this Proxy Statement or the Annual Report, or if in the future you would like to receive separate copies of information or proxy statements, annual reports, or notices of internet availability, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by telephoning (866) 752-8683, by writing the Company’s Secretary, John MacDonald, at 14550 Torrey Chase Boulevard, Suite 330, Houston, Texas 77014, or by e-mail at jmacdonald@blast-es.com.

Internet Voting:
You can vote for the proposals set forth herein on the Internet prior to the Meeting.

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website:
http://www.iproxydirect.com/BESV

Have your Notice in hand and follow the instructions therein and/or at the website above. You can also register to receive all future shareholder communications electronically, instead of in print. This means that the annual report, Proxy Statement, and other correspondence will be delivered to you electronically via e-mail in the future.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our bylaws currently have set a minimum number of Board of Directors of one director and a maximum of ten. We propose three nominees for director this year – two of whom are currently serving as directors of the Company and one of whom is not currently serving and has not previously served as an officer, director or employee of the Company. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected, or until the director’s death, resignation or removal. The Company’s Nominating and Corporate Governance Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

Nominees for the Board of Directors:

Roger P. (Pat) Herbert, age 63, has served as a Blast director since June 2005 and currently serves as Chairman of the Board.  He has worked in the energy services business for nearly 30 years. He is currently serving as a director and CEO for JDR Cable Systems (Holdings) Ltd – a position he has held since 2002, he also served as a board member and was Audit Committee Chairman for Scorpion Offshore Limited, a publicly-traded Norwegian drilling contractor until it was acquired by Seadrill Limited in May 2010.  Prior to that, he served as COO of Petris Technology for a year and before that he was the Chairman & CEO of GeoNet Energy Services, a company he founded in 2000. Prior to 2000 Mr. Herbert had worked with International Energy Services, Baker Hughes Inc. (NYSE:BHI) and Smith International, Inc., now part of the Schlumberger group.  Mr. Herbert received his MBA from Pepperdine University, his BSE from California State University-Northridge and is a registered professional engineer in the State of Texas.

Director Qualifications:
Mr. Herbert has an extensive background in the oil field service industry and in managing successful business ventures. We believe the insights he has gained from these experiences in businesses similar to Blast’s qualifies him to serve as a director for the Company.

Michael L. Peterson, age 48, joined the board as a director in May 2008 and as interim President and CEO of Blast since June 2009. He is currently Chairman and CEO of Solargen Energy Inc, a developer of large thin-film solar farms, and managing partner of California-based, Pascal Management, a registered Investment Advisor. In 2005, he co-founded and became a managing partner of American International Partners, a venture investment fund based in Salt Lake City. Prior to that time, he served for four years as a First Vice President at Merrill Lynch. For a majority of his career, he was employed by Goldman Sachs & Co. as a Vice President with the responsibility for a team of professionals that advised and managed over $7 billion in assets. Mr. Peterson received his MBA at the Marriott School of Management and a BS from Brigham Young University. He is also a director of AE Biofuels, Inc. (OTCBB: AEBF) a company controlled by Eric McAfee, a significant shareholder of the Company.

Director Qualifications:
Mr. Peterson has an extensive background in managing investments, raising capital and focusing on issues relating to shareholder value. We believe the insights he has gained from these experiences are ones that will benefit Blast’s future plans and qualifies him to serve as a director for the Company.

Donald E. Boyd, age 62, is an experienced oil field professional who has assisted many internationally known companies with drilling and infield engineering issues throughout the world. Since 1998 he has provided consulting services to companies such as Exxon, Phillips Petroleum, Sun Oil and Texaco and most recently smaller independent operators, such as Exploration Inc., Jackson Exploration and Kindee Oil and Gas. In 2005, he co-founded Sun Resources Texas, Inc. and currently serves as President. Prior to January 2005 he served as the manager of all offshore operations for drilling and completion for the U.S. Department of the Interior, Oil & Gas Branch. While there he managed employees with various disciplines, engineers and geologists; certified all foreign offshore drilling units before they could drill in US waters; worked with the EPA to help write regulations regarding offshore environmental concerns; and, worked with the USSR Oil & Gas Department to help them refine their government  leasing programs to improve oil and gas secondary recovery. Prior to that he worked as a drilling engineer for Global Marine and a drilling manager for Peter Bowen and Cal Pacific drilling companies.  Mr. Boyd received a Bachelor of Science in Petroleum Engineering from Cal State Long Beach in 1973.  Among the many awards and honors that Mr. Boyd has received are:  The Crosnick Foundation Scholarship for Petroleum Engineers; The Kellps Scholarship Award for Petroleum Engineering; and an Excellence Award from the U.S. Department of the Interior.

Director Qualifications:
Mr. Boyd has an extensive background in oil and gas drilling, evaluating prospects, acquiring and managing oil and gas properties. We believe the insights he has gained from these experiences will benefit Blast’s future plans to evaluate and acquire additional oil producing properties and that they qualify him to serve as a director for the Company.

Family Relationships

There are no family relationships among our directors.

Involvement in Certain Legal Proceedings

None of our director nominees have been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses’);
3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer of the Company are currently held separately. Mr. Herbert serves as Chairman and Mr. Peterson serves as Chief Executive Officer. The Board of Directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management.  Our Board believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s Chief Executive Officer, Mr. Peterson) and the independent members of our Board (currently solely Mr. Herbert as Chairman). It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while enabling our independent director to facilitate our Board’s independent oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation.

Recommendation and Vote

Each nominee must be approved by a plurality of the votes cast at the Meeting.  It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the election of each person listed above, unless shareholders specifically indicate in their Proxies that they desire to withhold from voting for the election of such certain directors to office. Our Board does not contemplate that any nominee will be unable to serve as a director for any reason, but if that should occur prior to the meeting, the Board reserves the right to substitute another person(s) of their choice as nominee(s). A vote to “withhold authority” for a particular nominee shall have no legal effect. Our management recommends that shareholders vote “FOR” the election of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANT

The Audit Committee and the Board have appointed and request you to vote “FOR” the ratification of the appointment by the Board of GBH CPAs, PC as the Independent Public Accountant for the Company for the fiscal year ended December 31, 2010.

Representatives from GBH CPAs, PC are not required to be present at the shareholders meeting, and although they have been invited and are encouraged to attend, the Company does not anticipate a representative from GBH CPAs, PC to be present at the Meeting. In the event a representative from GBH CPAs, PC is present at the Meeting, such representative will have an opportunity to make statements if he or she desires to do so and will be afforded an opportunity to respond to any appropriate questions from shareholders attending the Meeting.

We do not anticipate having, nor have we had during the two most recent fiscal years or any subsequent interim period any disagreements with accountants on matters of accounting, financial disclosure, matters of accounting principles or practices, or auditing scope or procedure; nor has any independent public accountant, currently or in past recent years, resigned or declined to stand for re-election.

The financial statements audited by the independent public accountant for the past two years do not contain an adverse opinion or disclaimer of opinion and they were not modified as to uncertainty, audit scope or accounting principles.

Changes In and Disagreements With Accountants On Accounting And Financial Disclosure

Effective February 27, 2008, the client auditor relationship between Blast and Malone & Bailey, PC ("Malone") was terminated as Malone was dismissed by the Company. Effective February 27, 2008, the Company engaged GBH CPAs, PC, Certified Public Accountants ("GBH") as its principal independent public accountant for the fiscal year ended December 31, 2007. The decision to change accountants was recommended, approved and ratified by the Company's Board of Directors effective February 27, 2008.

Malone's report on the financial statements of the Company for the fiscal years ended December 31, 2005 and December 31, 2006, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

In connection with the audit of the Company's fiscal years ended December 31, 2005 and December 31, 2006, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, there were no disagreements between Malone and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Malone would have caused Malone to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There were no reportable events as provided in Item 304(a)(v) of Regulation S-K during the Company's fiscal years ended December 31, 2005 and December 31, 2006, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased.

The Company authorized Malone to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company requested that Malone review the disclosure and Malone has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company. Such letter is incorporated by reference as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2009.

The Company did not previously consult with GBH regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(v)(B) of Regulation S-K) during the Company's fiscal years ended December 31, 2005 and December 31, 2006, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased.

Independent Public Accountant Fees and Services

The following table presents fees for professional audit services performed by GBH CPAs, PC for the audit of our annual financial statements for the fiscal years ended December 31, 2009 and 2008 and fees billed for other services rendered by it during those periods.

	2009	2008
GBH CPAs, PC:
Audit fees	$58,750	$ 55,000
Other non-audit fees	$ -	$ -
Tax related fees	$ -	$ -

Total	$58,750	$ 55,000

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Blast’s consolidated financial statements and are not reported under Audit fees.

Audit Committee: The registrant's Audit Committee, or officers performing such functions, has approved the independent public accountant's performance of services for the audit and review of financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ending December 31, 2009.

Recommendation and Vote
Approval of the above proposal requires an affirmative vote of a majority of the shares present and entitled to vote at the Meeting. It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” ratification of GBH CPAs, PC being appointed as the Independent Public Accountant for the Company’s fiscal year ended December 31, 2010, unless shareholders specifically indicate in their Proxies that they desire to vote against the proposal or abstain from voting. Our Management recommends that shareholders vote “FOR” this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GBH CPAS, PC, AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 29, 2010, the Record Date, the number and percentage of outstanding shares of our common stock and Series A Convertible Preferred Stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) the named executive officers as defined in Item 402 of Regulation S-K; and (d) all current directors and executive officers, as a group. As of October 29, 2010, there were 66,759,238 shares of common stock issued and outstanding, which number does not include 1,150,000 shares allocated but not yet issued from our approved class action settlement from 2005 (which are not eligible to be voted at the meeting) and 6,000,000 shares of Series A Convertible Preferred Stock, and as such, there were 72,759,238 shares entitled to vote as of the record date.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them.

Name and Address of Beneficial Owner1	Number of Beneficial Shares Owned		Shares Able to be Voted as of Record Date	Percentage of Shares Able to be Voted
Beneficial Owners of more than 5%
Laurus Master Fund Ltd.	7,645,089	(2)	0	*
335 Madison Ave.
New York, New York 10017

Berg McAfee Companies LLC(3)	8,733,436	(4)	8,733,436	12.00%
10600 N. De Anza Blvd., #250
Cupertino, California 95014

McAfee Capital LLC(5)	6,080,000	(6)	5,080,000	6.98%
10600 N. De Anza Blvd., #250
Cupertino, California 95014

Eric A. McAfee	16,026,534	(7)	15,026,534	20.65%
10600 N. De Anza Blvd., #250
Cupertino, California 95014

Clyde Berg	15,188,436	(8)	14,188,436	19.50%
10600 N. De Anza Blvd., #250
Cupertino, California 95014

Officers and Directors:
John MacDonald, CFO	543,450	(9)	193,450	*
Roger P. (Pat) Herbert, Chairman	638,167	(10)	472,500	*
Michael L. Peterson, CEO, President and Director	941,667	(11)	800,000	1.10%
All directors and executive officers as a group (3 persons)	2,123,284	(12)	1,465,950	2.01%

* Less than 1%.

(1)	Unless otherwise indicated, the mailing address of the beneficial owner is c/o Blast Energy Services, Inc., 14550 Torrey Chase Blvd., Suite 330, Texas 77014.

(2)
Consisting of (i) 6,090,000 shares of common stock underlying warrants exercisable at $1.44 per share and (ii) 1,555,089 shares of common stock underlying warrants exercisable at a price of $0.01 per share.  Under the terms of the warrants, Laurus is prohibited from exercising the warrants in an amount which would cause it and its affiliates to beneficially own more than 4.99% of the common stock of Blast. Blast has no way of tracking how may common shares Laurus may own, if any, after they exercised their warrants and transferred their shares to a brokerage firm as Laurus has not filed any Schedule 13D filings with the Commission, and as such, the above table assumes that Laurus still owns all of such shares.

(3)	Berg McAfee Companies is controlled by Clyde Berg and Eric McAfee.

(4)	Consisting of 8,733,436 shares of common stock held by Berg McAfee Companies LLC.

(5)	McAfee Capital is controlled by Eric McAfee. Eric McAfee is the Company’s former Vice-Chairman.

(6)
Consisting of (i) 2,080,000 shares of common stock held, (ii) 3,000,000 shares of common stock issuable upon conversion of Convertible Preferred Stock at $.50 per share and (iii) 1,000,000 shares of common stock underlying warrants exercisable at $0.10 per share.

(7)
Consisting of: (i) 1,213,098 shares of common stock held personally, including 90,000 shares held by members of Mr. McAfee’s household, which Mr. McAfee is deemed to beneficially own; (ii) 8,733,436 shares of common stock held by Berg McAfee Companies LLC, which Mr. McAfee is deemed to beneficially own; (iii) 2,080,000 shares of common stock, 3,000,000 shares of common stock issuable upon conversion of the Convertible Preferred Stock  and warrants to purchase 1,000,000 shares of common stock at an exercise price of $0.10 granted in connection with the Convertible Preferred Stock offering held by McAfee Capital LLC, which Mr. McAfee is deemed to beneficially own.

(8)
Consisting of: (i) 2,455,000 shares of common stock held personally, (ii) 8,733,436 shares of common stock held by Berg McAfee Companies LLC, which Clyde. Berg is deemed to beneficially own; (iii) 3,000,000 shares of common stock issuable upon the conversion of the Convertible Preferred Stock; and (iv) warrants to purchase 1,000,000 shares at an exercise price of $0.10 per share granted in connection with the Convertible Preferred Stock offering.

(9)	Consisting of: (i) 193,450 shares of common stock and (ii) 350,000 shares of common stock underlying options or warrants.

(10)	Consisting of (i) 472,500 shares of common stock and (ii) 141,667 shares of common stock underlying options.

(11)	Consisting of (i) 800,000 shares of common stock and (ii) 141,667 shares of common stock underlying options.

(12)	Consisting of the holdings provided above in notes 9 through 11.

HOLDERS

As of October 29, 2010, we had 66,759,238 shares of common stock issued and outstanding held by approximately 320 shareholders of record, which number does not include 1,150,000 shares allocated but not yet issued from our approved class action settlement from 2005 (which are not eligible to be voted at the meeting) and 6,000,000 shares of Series A Convertible Preferred Stock, and as such, there were 72,759,238 shares entitled to vote as of the record date.

EXECUTIVE OFFICERS

The Executive Officers of the Company are elected by the Board of Directors, and are as set forth below.

Name	Age	Current Position
Michael L. Peterson	48	Interim President, CEO, and Director
John MacDonald	52	Executive VP, CFO, and Secretary

John MacDonald has served as our Chief Financial Officer since April 2007. From March 2004 until March 2007, Mr. MacDonald served the Company as Vice President of Investor Relations and Corporate Secretary. He retains the title of Corporate Secretary.  From January 2004 until March 2004, Mr. MacDonald served as an Investor Relations consultant. From June 2001 until December 2003, he was Vice President of Investor Relations for Ivanhoe Energy.  Mr. MacDonald held investor relations and financial analysis positions with EEX Corporation and Oryx Energy from 1980 to 2001.  Mr. MacDonald received an MBA from Southern Methodist University in 1994 and his BA from Oklahoma State University in 1980.

Michael L. Peterson’s biographical information is provided above under Proposal 1.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

The business of the Company is managed under the direction of the Board.  The directors will serve in such capacity until the next annual meeting of our shareholders and until their successors have been elected and qualified. The directors frequently discuss and informally review significant developments affecting the Company and act on matters requiring Board approval.  The Board also holds special meetings and acts by written consent.  The Board has been meeting primarily by teleconference and held thirteen meetings during 2009.  Each incumbent director attended at least 75% of the aggregate total Board meetings held during the period for which he was a director and the total number of committee meetings held on which the director served.

Michael Peterson is also a director of AE Biofuels, a California-based vertically integrated biofuels company.  The Chairman and CEO of AE Biofuels is Eric McAfee. Mr. McAfee is also the managing partner for McAfee Capital LLC and president of Berg McAfee Companies LLC, both of whom are significant shareholders of Blast.

The officers serve at the discretion of our directors. There are no familial relationships among our officers and directors, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

No non-compete or non-disclosure agreements exist between our management and any prior or current employer.

Our directors are aware of no petitions or receivership actions having been filed or court appointed as to our business activities, officers, directors, or key personnel.

We have not, nor do we anticipate, making loans to any of our officers, directors, key personnel, 10% shareholders, relatives thereof, or controllable entities.  None of our officers, directors, key personnel, or 10% shareholders has guaranteed or co-signed any bank debt, obligation, or any other indebtedness pertaining to us.

 Audit Committee

The Audit Committee of the Board currently consists of Mr. Herbert and Mr. Peterson. The Committee selects, on behalf of our board of directors, an independent public accounting firm to audit our financial statements, discuss with the independent auditors their independence, review and discuss the audited financial statements with the independent auditors and management, and recommend to our Board of directors whether the audited financials should be included in our Annual Reports to be filed with the SEC. The Audit Committee operates pursuant to a written charter, which was adopted in 2003. During the last fiscal year, the Committee held three meetings.

While Mr. Peterson serves as interim CEO and President, he is not considered an independent member of the Board. However, Mr. Hebert, a non-employee director: (1) met the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (2) did not participate in the preparation of our financial statements; and (3) is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. The Board has determined that Mr. Peterson qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. He receives compensation for board service only.

Compensation Committee

The Compensation Committee of the Board consists of Mr. Herbert and Mr. Peterson. The Compensation Committee reviews and approves (1) the annual salaries and other compensation of our executive officers, and (2) individual stock and stock option grants. The Compensation Committee also provides assistance and recommendations with respect to our compensation policies and practices, and assists with the administration of our compensation plans. The Compensation Committee operates pursuant to a written charter, which was adopted in 2003.  During the last fiscal year the Compensation Committee held one meeting.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance committee of the Board currently consists of Mr. Herbert and Mr. Peterson. While Mr. Peterson serves as interim CEO and President, he is not considered an independent member of the Board, however Mr. Herbert is considered an “independent director” pursuant to the applicable rules and regulations promulgated by the SEC. The Committee assists our Board of directors in fulfilling its responsibilities by: identifying and approving individuals qualified to serve as members of our board of directors, selecting director nominees for our annual meetings of shareholders, evaluating the performance of our Board of directors, and developing and recommending to our Board of directors corporate governance guidelines and oversight procedures with respect to corporate governance and ethical conduct. This committee operates pursuant to a written charter adopted in 2003. During the last fiscal year, the Committee held one meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and persons who own more than 10% of a class of our equity securities which are registered under the Exchange Act of 1934, as amended, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

To our knowledge, based solely on a review of the copies of such reports furnished to us Michael L. Peterson, John A. MacDonald and Roger P. (Pat) Herbert, are currently subject to Section 16(a) filing requirements and have made their required filings with the Commission.  We also believe that Berg McAfee Companies is subject to the Section 16(a) filing requirements and may not have made their required filings with the Commission to date.

Code of Ethics

In 2005, in accordance with SEC rules, the then audit committee and the Board adopted a Code of Ethics for the Company’s senior officers.  The Board believes that these individuals must set an exemplary standard of conduct, particularly in the areas of accounting, internal accounting control, auditing and finance.  This code sets forth ethical standards to which the designated officers must adhere and other aspects of accounting, auditing and financial compliance.  The Code of Ethics is available on our website at www.blastenergyservices.com. Please note that the information contained on our website is not incorporated by reference in, or considered to be a part of, this document.

Audit Committee Report

The Audit Committee of the Board currently consists of Mr. Peterson and Mr. Herbert.

The Audit Committee operates under a written charter adopted by the Board, which is evaluated annually. The charter of the Audit Committee is available on the Company’s website at www.blastenergyservices.com under the same heading as the Code of Ethics.  The Audit Committee selects, evaluates and, where deemed appropriate, replaces the Company’s independent auditors.  The Audit Committee also pre-approves all audit services, engagement fees and terms, and all permitted non-audit engagements.

Management is responsible for the Company’s internal controls and the financial reporting process.  The Company’s independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on the Company’s consolidated financial statements.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed the Company’s audited financial statements for fiscal 2009 and has met and held discussions with management and GBH CPAs, PC, the Company’s independent auditors.  Management represented to the Audit Committee that the Company’s consolidated financial statements for fiscal 2009 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the consolidated financial statements with the independent auditors. The Audit Committee also discussed with GBH CPAs, PC matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

GBH CPAs, PC also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with GBH CPAs, PC the accounting firm’s independence.

Based upon the Audit Committee’s discussion with management and GBH CPAs, PC, and the Audit Committee’s review of the representation of management and the report of GBH CPAs, PC to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC.

Submitted by the Audit Committee of the Board of Blast Energy Services, Inc.

Michael L. Peterson and Roger P. (Pat) Herbert

EXECUTIVE COMPENSATION

Other than Mr. Peterson and Mr. MacDonald, we have no other person that is a named as an executive officer, as of December 31, 2009. Mr. Peterson is accruing compensation as a director but receives no compensation for serving as interim President and CEO.

Summary Compensation Table

The following tables set forth certain information earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal year ended December 31, 2009. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during 2009; (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Year	Salary ($)	Option & Warrant Awards ($)1	All Other Compensation ($)	Total ($)
Michael L. Peterson	2009	-	-	33,0006	33,000
Interim President and CEO

John O’Keefe	2009	91,6672	-	-	91,667
Former President and CEO	2008	208,3335	63,912	-	272,245

John MacDonald	2009	109,3752	-	-	109,375
CFO and Secretary	2008	185,5003	31,956	-	217,456

Andrew Wilson	2009	127,6042	-	-	127,604
Non-executive V.P. Business Development	2008	182,2924	31,956	-	214,248

______________________

(1) Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 11 to our financial statements included in our annual report on Form 10-K for the Year ended December 31, 2009, for assumptions underlying the valuation of equity awards.

(2) Reflects the furlough of Mr. O’Keefe and the reduction in half for the salaries of Mr. MacDonald and Mr. Wilson in June 2009.

(3) Includes $35,500 in deferred pay from 2007 paid to Mr. MacDonald upon the confirmation of the Plan of Reorganization on February 27, 2008.

(4) Includes $7,292 in deferred pay from 2006 paid to Mr. Wilson upon the confirmation of the Plan of Reorganization on February 27, 2008.

(5) Includes $8,333 of deferred pay from 2006 paid to Mr. O’Keefe upon the confirmation of the Plan of Reorganization on February 27, 2008.

(6) Accrued board fees for 2009, all deferred into 2010.

2009 Grants of Plan Based Awards

 There were no grants of options or warrants to the Named Executive Officers in 2009.

2009 Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding outstanding equity awards at December 31, 2009 for each of the Named Executive Officers.

Warrant and Option Awards
Name	Number of Securities Underlying Unexercised Equity Awards (#) Exercisable	Number of Securities Underlying Unexercised Equity Awards (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Michael L. Peterson	133,333	16,667	$ 0.20	05/28/13

John O’Keefe	400,000(1)	-	$ 0.20	05/15/13
(Former President and CEO)	80,000	-	$ 4.28	01/21/14
	420,000	-	$ 0.90	07/29/14
	400,000	-	$ 0.80	12/31/15

John MacDonald	200,000(1)	-	$ 0.20	05/15/13
	100,000	-	$ 0.40	03/14/15
	50,000	-	$ 0.80	12/31/15

______________________
(1) Represents award of warrants.  All other equity awards represent options.

DIRECTOR COMPENSATION

The following table presents summary information for the year ended December 31, 2009 regarding the compensation of the non-employee members of our Board of Directors. Mr. Peterson was appointed to the Board in May 2008.

	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
John R. Block	42,000	-	42,000
Roger P. (Pat) Herbert	60,000	-	60,000
Joseph J. Penbera, PhD(3)	36,000	-	36,000
Jeffrey R. Pendergraft(4)	21,000	-	21,000
Michael L. Peterson	33,000	-	33,000
 _____________________

(1)	Amounts in this column represent 2009 board compensation fees that were deferred at year end.

(2)	There were no grants of options or warrants to Board members in 2009.

(3)	Former director – resigned in September 2009.

(4)	Former director – resigned in June 2009.

Standard Compensation Arrangements

We reimburse our directors for travel and lodging expenses in connection with their attendance at Board and committee meetings. In summary, non-employee Board members receive the following fees:

Monthly Retainer	Amount
Board Chair	$ 2,500
Board Member	$ 2,500
Audit Committee Chair	$ 1,500
Compensation Committee Chair	$ 1,000
Nominating and Governance Committee Chair	$ 1,000

EMPLOYMENT AGREEMENTS:

John MacDonald is employed by us pursuant to an Employment Agreement entered into upon the confirmation of the Plan of Reorganization on February 27, 2008.  Mr. MacDonald is employed as Executive Vice President and CFO of the Company at an annual salary of $150,000.  The term of the agreement was for one year and is automatically renewed unless cancelled by the Board. The contract may be cancelled by either party with a 60-day written notice. Should the contract be cancelled by the Company, he is entitled to severance pay equal to six months pay. Mr. MacDonald is also entitled to participate in our annual compensation program with a potential bonus up to 50% of his base. Mr. MacDonald had been the Company’s CFO since April 2007 and retained his duties as Vice President of Investor Relations and Corporate Secretary since March 2004. On June 15, 2009, at the request of the Board, Mr. MacDonald’s salary was temporarily reduced to $75,000 until September 1, 2010.

Andrew Wilson is employed by us pursuant to an Employment Agreement entered into upon the confirmation of the Plan of Reorganization on February 27, 2008.  Mr. Wilson is employed as Vice President - Business Development (a non-executive position) of the Company at an annual salary of $175,000.  The term of the agreement was for one year and is automatically renewed unless cancelled by the Board. The contract may be cancelled by either party with a 60-day written notice. Should the contract be cancelled by the Company, Mr. Wilson is entitled to severance pay equal to six months pay. Mr. Wilson is also entitled to participate in our annual compensation program with a potential bonus up to 50% of his base. On June 15, 2009, at the request of the Board, Mr. Wilson’s salary was temporarily reduced to $87,500, until such time that business activities increase to a level that will require his full time attention.

On June 12, 2009, the Company’s board of directors implemented cost cutting measures to reduce overhead costs and conserve cash, including partial and full furloughs of management and staff with reduced or no pay, respectively.   As such, John O’Keefe, our then President and CEO, was furloughed without pay, effective June 15, 2009.  Mr. O’Keefe has subsequently been employed elsewhere and is considered to have resigned from the Company.

2003 Stock Option Plan

The 2003 Stock Option Plan is intended to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants and to promote the success of the Company's business.  Pursuant to the plan, the Board of Directors (or a committee thereof) has the ability to award grants of incentive or non-qualified options as described in greater detail in the plan to the Company’s employees, officers, directors and consultants.   The number of securities originally grantable pursuant to the plan were 8,000,000.  As of December 31, 2009, 2,970,292 shares remain unexercised from options granted under this plan.  Any future grants of shares will be made from the 2009 Stock Incentive Plan described below.

Blast’s 2009 Stock Incentive Plan:

The 2009 Stock Incentive Plan (the “Incentive Plan”) is intended to secure for the Company the benefits arising from ownership of the Company's common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company's future growth.  The Incentive Plan is designed to help attract and retain for the Company and its affiliates personnel of superior ability for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its affiliates.

Pursuant to the Incentive Plan, the Board of Directors (or a committee thereof) has the ability to award grants of incentive or non-qualified options, restricted stock awards, performance shares and other securities as described in greater detail in the Incentive Plan to the Company’s employees, officers, directors and consultants.  The number of securities issuable pursuant to the Incentive Plan is initially 5,000,000, provided that the number of shares available for issuance under the Incentive Plan will be increased on the first day of each Fiscal Year (as defined below) beginning with the Company’s 2011 Fiscal Year, in an amount equal to the greater of (i) 2,000,000 shares; or (ii) three percent (3%) of the number of issued and outstanding shares of the Company on the first day of such Fiscal Year.  The Company’s “Fiscal Year” shall be defined as the twelve month accounting period which the Company has designated for its public accounting purposes, which shall initially be the period from January 1 to December 31, and shall thereafter be such Fiscal Year as the Company shall adopt from time to time.  As of December 31, 2009 and the date of this filing, no securities had yet been granted under this plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Berg McAfee Companies

In 2008, Berg McAfee Companies, LLC (“BMC”) extended the term for the $1.0 million Note secured on the Applied Fluid Jetting rig (described below) for three years from the date the Company’s bankruptcy plan was approved (February 27, 2008)(the “Plan”). The revised Note was issued for $1.12 million, including accumulated interest, and carries an 8% interest rate and is convertible into common stock at $0.20 per share, and is due on February 27, 2011.

On July 15, 2005, Blast entered into an agreement to develop its initial applied jetting rig with BMC. The arrangement involves two loans for a total of $1 million to fund the completion of the initial rig and sharing in the expected rig revenues for a ten-year period.  Under the terms of the loan agreement with BMC, cash revenues will be shared on the basis of allocating 90 percent to Blast and 10 percent to BMC for a ten-year period following repayment. After ten years, Blast will receive all of the revenue from the rig. BMC also has the option to fund an additional three rigs under these commercial terms.  This note was originally due in March 2007 and was extended for three years, as described above.

McAfee Capital

The Plan allowed McAfee Capital to convert the $416,000 outstanding balance of the DIP loan, including accrued interest they provided during the bankruptcy into the Company’s common stock at the rate of one share of common stock for each $0.20 of the DIP loan outstanding. Accordingly, 2,080,000 shares were issued to McAfee Capital in April 2008.

In January 2008, Blast sold the rights to an aggregate of 1,000,000 units each consisting of four shares of Series A Convertible Preferred Stock and one three year warrant with an exercise price of $0.10 per share (the “Units”), for an aggregate of $2,000,000 or $2.00 per Unit, to McAfee Capital, LLC.  The Units were issued after Blast was re-domiciled and the Preferred Stock authorized.  The shares of common stock issuable in connection with the exercise of the warrants and in connection with the conversion of the Preferred Stock were granted piggy-back registration rights in connection with the sale of the Units. In October 2008, the Company redeemed 1,000,000 of the Preferred Stock shares for $500,000.

Clyde Berg

On the effective date, the Plan allowed Mr. Berg to convert the $416,000 outstanding balance of the DIP loan, including accrued interest he provided during the bankruptcy into the Company’s common stock at the rate of one share of common stock for each $0.20 of the DIP loan outstanding. Accordingly, 2,080,000 shares were issued to Mr. Berg in April 2008.

In January 2008, Blast sold the rights to an aggregate of 1,000,000 units each consisting of four shares of Series A Convertible Preferred Stock and one three year warrant with an exercise price of $0.10 per share (the “Units”), for an aggregate of $2,000,000 or $2.00 per Unit, to Clyde Berg, an individual.  The Units were issued after Blast was re-domiciled and the Preferred Stock authorized.  The shares of common stock issuable in connection with the exercise of the warrants and in connection with the conversion of the Preferred Stock were granted piggy-back registration rights in connection with the sale of the Units. In October 2008, the Company redeemed 1,000,000 of the Preferred Stock shares for $500,000.  As a partner in BMC and in combination with holding these units, Mr. Berg is the beneficial holder of more than 5% of the outstanding shares of common stock of Blast.

Eric McAfee
As a partner in BMC and McAfee Capital and in combination with his personal holdings, Mr. McAfee is the beneficial holder of more than 5% of the outstanding shares of common stock of Blast. Eric McAfee is the Company’s former Vice-Chairman.

Director Independence(1)

Director	Independent	Audit Committee	Nominating & Corporate Governance Committee
Roger P. (Pat) Herbert	X	X	X
Michael L. Peterson		X	X

While Mr. Peterson serves as interim CEO and President, he is not considered an independent member of the Board.
(1)	Represents board participation as of October 29, 2010.

The Chairman and CEO of AE Biofuels is Eric McAfee. Mr. McAfee is also the managing partner for McAfee Capital LLC and president of Berg McAfee Companies LLC, both of whom are significant shareholders of Blast. Michael L. Peterson is a director of AE Biofuels.

Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, directors and significant stockholders.  However, all of the transactions described above were approved and ratified by our directors.  In connection with the approval of the transactions described above, our directors, took into account several factors, including their fiduciary duties to the Company; the relationships of the related parties described above to the Company; the material facts underlying each transaction; the anticipated benefits to the Company and related costs associated with such benefits; whether comparable products or services were available (if applicable); and the terms the Company could receive from an unrelated third party.

OTHER MATTERS

The Board does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b) No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this proxy.

COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

Blast Energy Services, Inc.
14550 Torrey Chase Blvd., Suite 330
Houston, Texas 77014

Attention:              John A. MacDonald
Secretary

By Order of the Board of Directors:

/s/ John A. MacDonald

John A. MacDonald
Secretary

November 5, 2010

BLAST ENERGY SERVICES. INC THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 20, 2010
CONTROL ID:
REQUEST ID:

The undersigned stockholder of BLAST ENERGY SERVICES, INC., a Texas corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated November 5, 2010, and hereby appoints John MacDonald proxies and attorneys-in-fact on behalf and in the name of the undersigned, to represent the undersigned at the 2010 Annual Meeting of Stockholders of the Company, to be held at the Company’s principal office location, 14550 Torrey Chase Blvd., Suite 330, Houston, Texas 77014, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s Preferred and Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/BESV
PHONE:	Call toll free 1-866-752-8683

ANNUAL MEETING OF THE STOCKHOLDERS OF BLAST ENERGY SERVICES, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL		FOR ALL EXCEPT
	ELECTION OF DIRECTORS		☐	☐
	01) Roger (Pat) P. Herbert				(1)	☐
	02) Michael L. Peterson				(2)	☐	CONTROL ID:
	03) Donald E, Boyd				(3)	☐	REQUEST ID:

Proposal 2		à	FOR	AGAINST		ABSTAIN
	PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM		☐	☐		☐

	THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1 AND 2.

				MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S).  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.  IF OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE MEETING, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2010.

				(Print Name of Stockholder and/or Joint Tenant)

				(Signature of Stockholder)

				(Second Signature if held jointly)